SUPPLEMENT DATED DECEMBER 16, 2005

TO THE

PROSPECTUS AND STATEMENT OF

ADDITIONAL INFORMATION

FOR

SB GROWTH AND INCOME FUND

SMITH BARNEY SHARE CLASSES

Dated February 25, 2005

The Fund currently offers seven classes of Smith Barney shares: Class A, Class B, Class C, Class O, Class P, Class Y and Class 1. As of February 17, 2006, the Fund will stop offering Class O and Class P shares, except to existing shareholders in connection with reinvesting dividends. The Fund will continue to offer Class A, Class B, Class C, Class Y and Class 1 shares.

Effective as of the close of business on April 21, 2006, all of the outstanding Smith Barney Class O and Class P shares of the Fund will automatically convert to Smith Barney Class A shares of the Fund at net asset value. The A share class represents an interest in the same pool of assets as the Class O and Class P shares, and has the same investment objective and portfolio managers, but has lower overall operating expenses than the Class O and Class P shares. The prospectus contains information about the fees and expenses, historical performance, exchange privileges and other features of the Smith Barney Class A shares. For a copy of the prospectus, please call your service agent or go to www.citigroupam.com.

Class O and Class P shares will be converted automatically, and shareholders will receive, at the close of business on April 21, 2005, Smith Barney Class A shares with the same value as their existing shares, but not necessarily the same number of shares. There will be no fees or commissions charged on the conversion. No capital gain or loss will be recognized upon the conversion of shares.

Shareholders who currently own Class O or Class P shares but who do not wish to convert their shares to Smith Barney Class A Shares, should contact their financial advisor prior to the close of business on April 21, 2006. In that case, the shares will be liquidated and shareholders will receive the net asset value of their shares in cash. Shareholders will not be subject to any deferred or other sales charges or fees at the time of liquidation.

Prior to the conversion, shareholders may continue to exercise their exchange privilege and exchange into any other Smith Barney fund that is available for exchange. Of course, shareholders may redeem their shares at any time.

FD 03337

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